                                                                    Exhibit 99.1

                              FOR IMMEDIATE RELEASE

             ENVIROGEN REPORTS THIRD QUARTER AND NINE MONTH RESULTS

         Lawrenceville, NJ (October 30, 2002): Envirogen, Inc. (NASDAQ:ENVG) announced revenues of $3,784,000 for the three months ended September 30, 2002 as compared to revenues of $5,381,000 in the third quarter of 2001. Net Loss for the current period was $790,000 as compared to a Net Loss of $152,000 in the third quarter of 2001. Net Loss per share was $.20 in the current period versus $.04 in the third quarter of 2001.

         Revenues for the first nine months of 2002 totaled $12,350,000 as compared to $15,255,000 in the first nine months of 2001. The Net Loss for the first nine months of 2002 was $1,881,000 versus $436,000 in the first nine months of 2001. The Net Loss per share increased to $.47 in the first nine months of 2002 from $.11 in the first nine months of 2001.

         Revenue from Commercial Operations declined by 31% to $3,447,000 in the third quarter of 2002 from $4,979,000 reported in the third quarter of 2001. The revenue decline was partially offset by a 24% reduction in the cost of sales for Commercial Operations. For the first nine months of 2002, Commercial Operations revenue declined 22% to $11,089,000 as compared to $14,248,000 in the first nine months of 2001 while cost of sales for Commercial Operations was reduced 16%.

         In the third quarter, revenues from Research and Development Services declined to $337,000 as compared to $402,000 in the third quarter of 2001, and a $185,000 deficit at the gross profit line in the current period compared unfavorably to a $7,000 gross profit in the third quarter of 2001. Over the first nine months of 2002, Research and Development Services have generated more revenue and less loss than in 2001. Revenues for the first nine months of 2002 were $1,261,000 as compared to $1,007,000 in the first nine months of 2001. A $151,000 deficit at the gross profit line in the first nine months of 2002 replaced a $252,000 deficit at the gross profit line for the first nine months of 2001.

         Robert S. Hillas, President and CEO, stated, "Delayed start-ups for new projects and extensions of in process contracts have characterized 2002. Envirogen has reacted to these challenging business conditions with continuous review and adjustments to its operating cost structure. In addition, to preserve our future opportunities in light of current uncertainties as to when customers will more freely release projects for execution, Envirogen is currently engaged in reviewing strategic alternatives."

         Results for the quarter will be discussed on Thursday October 31, 2002 at 10 a.m. EST. Anyone wishing to participate in the conference call may dial
(800) 860-2442 and reference Envirogen/Robert Hillas. Replay of the conference call will be available after 12 noon EST on October 31 until 11:30 p.m. EST on November 8, 2002 by calling Chorus Call at 1-877-344-7529 and entering 084# for the account number and 299691# for the conference number.

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         Envirogen is a broad-based environmental systems and services company providing its customers with the maximum benefit per dollar spent for environmental protection. Through the application of its industry leading technologies, Envirogen provides cost-effective means to remove pollution from the air, water and soil.

         Statements made in this press release related to future revenues and prospects for Envirogen are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Additional economic, competitive, governmental, technological, marketing and other factors identified in Envirogen's filings with the Securities and Exchange Commission could affect such results.

         For further information, contact:

                  Mark J. Maten                       Envirogen, Inc.
                  Chief Financial Officer             Princeton Research Center
                  (609) 936-9300                      4100 Quakerbridge Road
                  www.envirogen.com                   Lawrenceville, NJ 08648

                                     # # #

                                 ENVIROGEN, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                        Three Months Ended             Nine Months Ended
                                                           September 30,                 September 30,
                                                  ----------------------------    ----------------------------
                                                      2002            2001            2002            2001
                                                  ------------    ------------    ------------    ------------
Revenues:
  Commercial operations                           $  3,446,910    $  4,978,616    $ 11,089,225    $ 14,247,979
  Research and development services                    337,050         402,431       1,260,615       1,007,088
                                                  ------------    ------------    ------------    ------------
    Total revenues                                   3,783,960       5,381,047      12,349,840      15,255,067
                                                  ------------    ------------    ------------    ------------

Cost of commercial operations                        2,959,076       3,909,955       9,343,858      11,111,416
Research and development costs                         521,664         395,275       1,411,832       1,259,157
Marketing, general and administrative expenses       1,095,248       1,243,962       3,488,726       3,607,990
                                                  ------------    ------------    ------------    ------------
    Total costs and expenses                         4,575,988       5,549,192      14,244,416      15,978,563
                                                  ------------    ------------    ------------    ------------

Other income (expense):
  Interest income                                        4,640          19,653          21,890          84,636
  Interest expense                                      (2,270)         (3,842)         (8,353)         (8,050)
                                                  ------------    ------------    ------------    ------------
      Other income, net                                  2,370          15,811          13,537          76,586
                                                  ------------    ------------    ------------    ------------

Loss before income taxes                              (789,658)       (152,334)     (1,881,039)       (646,910)

Income tax benefit                                           -               -               -         210,790
                                                  ------------    ------------    ------------    ------------

Net loss                                             ($789,658)      ($152,334)    ($1,881,039)      ($436,120)
                                                  ============    ============    ============    ============


Basic and diluted net loss per share                    ($0.20)         ($0.04)         ($0.47)         ($0.11)
                                                  ============    ============    ============    ============

Weighted average number of shares of
    Common Stock used in computing basic
    and diluted net loss per share                   4,032,985       4,005,608       4,016,559       3,992,089
                                                  ============    ============    ============    ============

                                 ENVIROGEN, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                              September 30,     December 31,
                                                                  2002             2001
                                                              (Unaudited)        (Audited)
                                                              -------------    -------------
ASSETS
Current assets:
     Cash and cash equivalents                                $   1,373,748    $   2,819,028
     Accounts receivable, net                                     3,013,324        5,301,239
     Unbilled revenue                                             1,749,548        1,641,683
     Prepaid expenses and other current assets                      524,037          459,163
                                                              -------------    -------------
          Total current assets                                    6,660,657       10,221,113

Property and equipment, net                                         755,397          761,375
Goodwill, net                                                       619,945          619,945
Other assets                                                        134,579          157,187
                                                              -------------    -------------

          Total assets                                        $   8,170,578    $  11,759,620
                                                              =============    -------------

LIABILITIES
Current liabilities:
     Accounts payable                                         $   1,992,656    $   2,527,091
     Accrued expenses and other liabilities                         908,296        1,065,403
     Reserve for claim adjustments and warranties                 2,129,842        3,063,250
     Deferred revenue                                               206,687          391,423
     Current portion of capital lease obligations                    15,993
     Current portion of long-term note payable                       14,633            5,312
                                                              -------------    -------------
          Total current liabilities                               5,268,107        7,052,479

Capital lease obligations, net of current portion                    25,612
Long-term note payable, net of current portion                       13,814            6,057
                                                              -------------    -------------
          Total liabilities                                       5,307,533        7,058,536
                                                              -------------    -------------

Commitments and contingencies

STOCKHOLDERS' EQUITY
Common stock, $.01 par value (50,000,000 shares authorized;
    4,042,902 issued at September 30, 2002
    and 4,015,525 issued at December 31, 2001)                       40,429           40,155
Additional paid-in capital                                       59,914,013       59,871,287
Accumulated deficit                                             (57,085,447)     (55,204,408)
Less:  Treasury stock, at cost (9,917 shares at
    September 30, 2002 and December 31, 2001)                        (5,950)          (5,950)
                                                              -------------    -------------
          Total stockholders' equity                              2,863,045        4,701,084
                                                              -------------    -------------

          Total liabilities and stockholders' equity          $   8,170,578    $  11,759,620
                                                              =============    =============